UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8170 Maple Lawn Boulevard, Suite 180 Fulton, MD	20759
(Address of principal executive offices)	(Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 24, 2012, Colfax Corporation (the “Company”) filed a prospectus supplement to its shelf registration statement on Form S-3 (File No. 333-179650) filed with the Securities and Exchange Commission on February 23, 2012. In accordance with registration rights agreements the Company entered into on January 24, 2012 with each of BDT CF Acquisition Vehicle, LLC, Mitchell P. Rales, Steven M. Rales and Markel Corporation (together, the “Selling Stockholders”), the Company filed the prospectus supplement for the purpose of registering 32,355,584 shares of common stock, par value $0.001 per share (the “Shares”), that may be offered or sold by the Selling Stockholders.

The opinion of Gibson, Dunn & Crutcher LLP, relating to the validity of the Shares, is filed as Exhibit 5.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2012	COLFAX CORPORATION

	By:	/s/ C. Scott Brannan
		Name:	C. Scott Brannan
		Title:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).